FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               Date of Report
                         (Date of earliest event reported)
                              October 26, 2000


                              US Airways, Inc.
                      (Commission file number: 1-8442)

              (Exact name of registrant as specified in its charter)


        Delaware                                  53-0218143
(State of incorporation)                  (I.R.S. Employer Identification No.)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)



Item 7.  Financial Statements and Exhibits

        The following document is being filed as an Exhibit in connection with, and incorporated by reference into, US Airways, Inc.'s Registration Statement on Form S-3 (Registration No. 333-47348). The Registration Statement and the Prospectus Supplement, dated October 26, 2000 to the Prospectus, dated October 16, 2000, relate to the offering by US Airways, Inc. of Pass Through Certificates, Series 2000-3G.

Reg. No. 333-47348
Exhibit No.                  Document
-----------                  --------

Exhibit 1 Underwriting Agreement, dated October 26, 2000 relating to the issuance of Pass Through Certificates, Series 2000-3G.



                                 SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    US Airways, Inc. (REGISTRANT)


Date:  October 26, 2000             By: /s/ Anita P. Beier
                                       ---------------------------------------
                                       Anita P. Beier
                                       Vice President and Controller
                                       (Chief Accounting Officer)